UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2024

GRAYBAR ELECTRIC COMPANY, INC.
(Exact Name of Registrant as specified in Charter)

New York (State or other jurisdiction of incorporation)	000-00255 (Commission File Number)	13-0794380 (I.R.S. Employer Identification No.)

34 North Meramec Avenue St. Louis, MO 63105 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:	None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

(i) On June 26, 2024, Graybar Electric Company, Inc., Graybar Canada Limited and GBE Sub, LLC, as guarantor, entered into a CORRA transition amendment dated June 26, 2024 with Bank of America, N.A., as Domestic Administrative Agent and as Canadian Administrative Agent (the “CORRA Amendment”), which amended the Fifth Amendment to Credit Agreement, dated as of March 29, 2023, by and among Graybar, as parent borrower, Graybar Canada Limited, as a borrower, GBE Sub, LLC, as subsidiary guarantor, and the lenders party thereto, Bank of America, N.A. as Domestic Administrative Agent, Domestic Swing Line Lender and Domestic L/C Issuer and Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, Canadian Swing Line Lender and Canadian L/C Issuer (the “Amended Credit Agreement”). The CORRA Amendment amends the Amended Credit Agreement to, among other things, (i) change the interest rate under the Amended Credit Agreement for borrowings denominated in Canadian Dollars from a CDOR-based rate to a rate based on Canadian Overnight Repo Rate Average (CORRA), subject to the adjustments specified in the Amended Credit Agreement.

(ii) On June 25, 2024, Graybar Electric Company, Inc. (the “Company”) amended its agreement with MetLife Investment Management, LLC and MetLife Investment Management Limited (collectively, “MetLife”) (the “MetLife Shelf Agreement”).  The amendment, among other things, increases availability under the MetLife Shelf Agreement by $50 million to $200 million, and extends the issuance period to June 2027, and thereafter, for successive three-year periods until either party notifies the other party at least 30 days prior to the then applicable stated period end date of its intent not to extend. The other material terms of the MetLife Shelf Agreement remain unchanged.

The descriptions of the CORRA Amendment and the amendments to the MetLife Shelf Agreement in this Form 8-K do not purport to be complete and are qualified in their entirety by the full text of the respective amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2024.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01(ii) is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBAR ELECTRIC COMPANY, INC.

Date:June 26, 2024	By: /s/ Matthew W. Geekie
Matthew W. Geekie
Senior Vice President, Secretary &
General Counsel